JOHCM GLOBAL INCOME BUILDER FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated April 2, 2018

to the Summary Prospectus and Prospectus dated January 28, 2018

Effective April 2, 2018, JOHCM Global Income Builder Fund’s investment adviser, J O Hambro Capital Management Limited, has agreed to increase the contractual expense reimbursements it provides to the JOHCM Global Income Builder Fund (the “Fund”) by lowering the contractual expense limitation. Therefore, the sections entitled “Fees and Expenses of the Fund – Annual Fund Operating Expenses” and “Fees and Expenses of the Fund – Example” on page 1 of the Summary Prospectus and the sections entitled “FUND SUMMARY – Fees and Expenses of the Fund” and “FUND SUMMARY – Example” on pages 42 and 43 of the Prospectus are replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Shares	Class I Shares	Class II Shares
Shareholder Fees (Fees paid directly from your investment)	None	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses[1]
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.67%	0.67%	0.67%
Distribution (Rule 12b-1) fees	None	0.10%	0.25%
Other Expenses	0.73%	0.73%	0.73%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.41%	1.51%	1.66%
Fee Waivers and Reimbursements[2]	(0.52%)	(0.52%)	(0.52%)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.89%	0.99%	1.14%

[1]	Fees and expenses are based on estimated amounts for the current fiscal year.
[2]	J O Hambro Capital Management Limited (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.88%, 0.98% and 1.13% for Institutional Shares, Class I Shares and Class II Shares, respectively, until January 28, 2019. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.88%, 0.98% and 1.13% for Institutional Shares, Class I Shares and Class II Shares, respectively, due to certain excluded expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 Year example. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years
Institutional Shares	$91	$395
Class I Shares	$101	$426
Class II Shares	$116	$473

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.

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